UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2005

TRIARC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2207 (Commission File Number)	38-0471180 (IRS Employer Identification No.)

280 Park Avenue New York, NY (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 451-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 31, 2005, Triarc Companies, Inc. (“Triarc” or the “Company”) announced that it has entered into agreements to acquire RTM Restaurant Group (“RTM”). Triarc is the parent of Arby’s Franchise Trust, the franchisor of the Arby’s® restaurant system, which consists of approximately 3,500 restaurants, and is the operator of 233 Arby’s restaurants. RTM is Arby’s largest franchisee, with 775 Arby’s restaurants in 21 states.

Assuming the issuance of 10 million shares of Triarc’s Class B, Series 1 common stock (which closed at $13.19 per share on May 27, 2005) and including the assumption of RTM net debt and related prepayment expenses totaling approximately $420 million, the estimated transaction value for RTM is approximately $727 million. As a result of the RTM acquisition, Triarc expects that, after giving effect to the reduction of RTM’s private company expenses, before non-recurring expenses and restructuring charges and after anticipated synergies, the EBITDA for Triarc’s restaurant segment will more than double.

In addition, Triarc also announced that its Board of Directors has approved the exploration by the Company’s management of a corporate restructuring that would result in the creation of a publicly traded restaurant business that is separate from Triarc’s asset management business. In connection with management’s pursuit of growth opportunities for its asset management business, management is also actively exploring the creation of one or more investment funds to be managed by senior officers of Triarc.

In connection with such announcements, Triarc issued a press release on May 31, 2005, a copy of which is attached as Exhibit 99.1.

The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

There can be no assurance that the RTM acquisition will be completed, or that we will be able to successfully integrate RTM into our existing operations. The description of the acquisition contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the acquisition, copies of which will be filed by us with the Securities and Exchange Commission as exhibits to our current and/or periodic filings under the Securities Exchange Act of 1934, as amended.

There can be no assurance that the creation of a separate publicly traded restaurant company will occur or the terms or timing of such separation if it does occur.

As of the date hereof, Triarc’s Board of Directors has not reached any definitive conclusions concerning the scope, benefits or timing of the separation.

The statements in this Form 8-K, including the press release attached hereto as Exhibit 99.1, shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The statements in this Form 8-K, including the press release attached as Exhibit 99.1, that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc and statements preceded by, followed by, or that include the words ”may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute ”forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

•	competition, including pricing pressures and the potential impact of competitors’ new units on sales by Arby’s® restaurants;
•	consumers’ perceptions of the relative quality, variety and value of the food products the Company offers;
•	success of operating initiatives;
•	development costs;
•	advertising and promotional efforts;
•	brand awareness;
•	the existence or absence of positive or adverse publicity;

•	new product and concept development by the Company and its competitors, and market acceptance of such new product offerings and concepts;
•

changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as “mad cow disease” and avian influenza or “bird flu”

•	changes in spending patterns and demographic trends;
•	the business and financial viability of key franchisees;
•	the timely payment of franchisee obligations due to the Company;
•	availability, location and terms of sites for restaurant development by the Company and its franchisees;
•	the ability of the Company’s franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;
•	delays in opening new restaurants or completing remodels;
•	anticipated or unanticipated restaurant closures by the Company and its franchisees;
•	the Company’s ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby’s restaurants;
•	changes in business strategy or development plans, and the willingness of the Company’s franchisees to participate in its strategy;
•	business abilities and judgment of the Company’s and its franchisees’ management and other personnel;
•	availability of qualified restaurant personnel to the Company and to its franchisees;
•

the Company’s ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby’s restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

•	changes in commodity (including beef), labor, supplies and other operating costs and availability and cost of insurance;
•	adverse weather conditions;
•

significant reductions in the Company’s client assets under management (which would reduce the Company’s advisory fee revenue), due to such factors as weak performance of the Company’s investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that the Company trades, loss of key portfolio management or other personnel, reduced investor demand for the types of investment products the Company offers, and loss of investor confidence due to adverse publicity;

•	increased competition from other asset managers offering similar types of products to those the Company offers;
•	pricing pressure on the advisory fees that the Company can charge for its investment advisory services;
•

difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity or lack of potentially profitable trading opportunities;

•

removal of the Company as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts it manages, or the reduction in the Company’s CDO management fees because of payment defaults by issuers of the underlying collateral;

•	availability, terms (including changes in interest rates) and deployment of capital;
•

changes in legal or self-regulatory requirements, including franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

•	the costs, uncertainties and other effects of legal, environmental and administrative proceedings;
•	the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities;

•	the Company’s ability to identify appropriate acquisition targets in the future and to successfully integrate any future acquisitions into its existing operations; and
•

other risks and uncertainties affecting the Company referred to in its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (see especially “Item 1. Business--Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and in its other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
Exhibit No.	Description
99.1	Press release, dated May 31, 2005, issued by Triarc Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2005

TRIARC COMPANIES, INC.

By:	/s/ Stuart I. Rosen
	Name:	Stuart I. Rosen
	Title:	Senior Vice President and Secretary